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                                                                  EXHIBIT 10(cc)
                                                                  EXECUTION COPY



                           AMENDMENT NO. 8 TO AMENDED
                         AND RESTATED CREDIT AGREEMENT



       AMENDMENT dated as of March 13, 1997 among AMERICAN EXPLORATION COMPANY (the "Company"), the BANKS listed on the signature pages hereof (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent"), and BANK OF MONTREAL, as Co-Agent (the "Co-Agent").


                             W I T N E S S E T H :


       WHEREAS, the Company has heretofore entered into an Amended and Restated Credit Agreement dated as of December 21, 1994 with the banks signatory thereto, the Agent and the Co-Agent, as amended by Amendment No. 1 dated as of February 16, 1995, Amendment No. 2 dated as of May 2, 1995, Amendment No. 3 dated as of January 19, 1996, Amendment No. 4 dated as of June 5, 1996, Amendment No. 5 dated as of September 27, 1996, Amendment No. 6 dated as of October 15, 1996 and Amendment No. 7 dated as of October 15, 1996 (as so amended, the "Agreement"); and

       WHEREAS, the Continuing Banks (as defined below) desire to assign a portion of their Commitments and of their Loans to the New Bank (as defined below) and the New Bank desires to assume such portion of the Commitments and acquire such portion of the Loans; and

       WHEREAS, the Company desires to consent to such assignment and assumption; and

       WHEREAS, the parties hereto wish to document such assignment, assumption and consent in the form of an Amendment to the Agreement;

       NOW, THEREFORE, the parties hereto agree as follows:
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       SECTION 1.  Definitions; References.  (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Note (as defined below).

       (b) Each of the following terms shall have the meaning given to such term for purposes of this Amendment:

              "Continuing Bank" means each Bank party to the Agreement other than a New Bank.

              "New Bank" means the party listed on the signature pages hereof as a "New Bank."

              "New Note" means the Note issued hereunder to the New Bank.

       SECTION 2. Changes in Commitments. (A) On the date this Amendment becomes effective in accordance with Section 4, each Continuing Bank shall assign and sell, and by its execution and delivery hereof each Continuing Bank does, subject to the effectiveness hereof, hereby assign and sell such portion of the loans and liabilities held by such Continuing Bank under the Agreement and the rights of such Continuing Bank under the Agreement to the New Bank as may be necessary in order that, after giving effect thereto, the loans and liabilities under the Agreement shall be held by the Banks in proportion to their Commitments set forth on the signature pages of this Amendment, and the New Bank shall accept, and by its execution and delivery hereof the New Bank hereby does, subject to the effectiveness hereof, accept such assignment and in consideration thereof the New Bank shall pay to the Agent for the account of each Continuing Bank on the date of effectiveness hereof an amount equal to the aggregate principal amount of the loans of such Continuing Bank transferred as aforesaid on the date of effectiveness hereof. The foregoing assignment shall be without any representation or warranty on the part of and without recourse to the Continuing Banks. Commitment fees and interest accrued before the date of effectiveness hereof are for the account of the Continuing Banks in proportion to their Commitments before giving effect to this Amendment and such fees and interest accruing



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on and after the date of effectiveness hereof are for the account of the Banks in proportion to their Commitments after giving effect to this Amendment. Each of the Banks agrees that if it receives any amount under the Agreement which is for the account of another Bank, it shall receive the same for the account of such other Bank to the extent of such other Bank's interest therein and promptly pay the same to such other Bank.

       (B)  On the date this Amendment becomes effective in accordance with
Section 8, the following transactions shall occur simultaneously:

              (i) the New Bank shall become a Bank party to the Agreement with a Commitment as set forth on the signature pages hereof;

              (ii) the Commitments of the Continuing Banks shall be as set forth on the signature pages hereof;

              (iii) each Bank shall have a participation in any Letter of Credit and the related Letter of Credit Liabilities in the proportion its Commitment bears to the aggregate Commitments as set forth on the signature pages hereof.

       SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

       SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective upon receipt by the Agent of: (i) duly executed counterparts hereof signed by the Company, each of the Banks and the Co-Agent (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), (ii) a duly executed New Note, dated on or before the date of effectiveness hereof and otherwise in compliance with
Section 2.03 of the Agreement, (iii) all documents or opinions the Agent may reasonably request relating to the existence of the Company, its Subsidiaries and the Partnerships, the corporate authority for and the validity of the Financing Documents, title to the Mortgaged Properties, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.





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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                            AMERICAN EXPLORATION COMPANY



                            By: /s/ JOHN M. HOGAN
                               ------------------------------------------------
                                Senior Vice President and Chief Financial
                                Officer


Commitments
-----------
$37,500,000                 MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK



                            By: /s/ JOHN KOWALCZUK
                               ------------------------------------------------
                               Title: Vice President


$37,500,000                 BANK OF MONTREAL, as a Bank and
                              as a Co-Agent



                            By: /S/ ROBERT L. ROBERTS
                               ------------------------------------------------
                               Title: Director, U.S. Corporate Banking





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$25,000,000                 BANQUE PARIBAS



                            By: /s/ BARTON D. SCHOUEST
                               ------------------------------------------------
                               Title: Group Vice President


                            By: /s/ DOUGLAS R. LIFTMAN
                               ------------------------------------------------
                               Title: Vice President



New Bank
--------
$25,000,000                 BANK ONE TEXAS, N.A.



                            By: /s/ CHARLES KINGSWELL-SMITH
                               ------------------------------------------------
                               Title: Vice President

------------
$125,000,000                MORGAN GUARANTY TRUST COMPANY
============                  OF NEW YORK, as Agent



                            By: /s/ JOHN KOWALCZUK
                               ------------------------------------------------
                               Title: Vice President






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